UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

For the year ended December 31, 2017, Inland Real Estate Income Trust, Inc. (the “Company”) paid distributions of approximately $53,315,549. For income tax purposes only, 19.5% of the distributions were treated as ordinary dividends, 0.1% of the distributions were treated as capital gains and 80.4% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain). The following table denotes the nature of the Company’s monthly distributions paid in 2017 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2017. All amounts are stated in dollars per share.

Record Dates	Distribution Payment Date	Total Distributions (a)	Ordinary Dividend	Capital Gain	Nondividend Distributions
December 1-31, 2016	January 3, 2017	$0.050820	$0.009891	$0.000057	$0.040872
January 1-31, 2017	February 1, 2017	$0.050959	$0.009918	$0.000057	$0.040984
February 1-28, 2017	March 1, 2017	$0.046027	$0.008958	$0.000051	$0.037018
March 1-31, 2017	April 3, 2017	$0.050959	$0.009918	$0.000057	$0.040984
April 1-30, 2017	May 1, 2017	$0.049315	$0.009598	$0.000055	$0.039662
May 1-31, 2017	June 1, 2017	$0.050959	$0.009918	$0.000057	$0.040984
June 1-30, 2017	July 5, 2017	$0.049315	$0.009598	$0.000055	$0.039662
July 1-31, 2017	August 1, 2017	$0.050959	$0.009918	$0.000057	$0.040984
August 1-31, 2017	September 1, 2017	$0.050959	$0.009918	$0.000057	$0.040984
September 1-30, 2017	October 2, 2017	$0.049315	$0.009598	$0.000055	$0.039662
October 1-31, 2017	November 1, 2017	$0.050959	$0.009918	$0.000057	$0.040984
November 1-30, 2017	December 1, 2017	$0.049315	$0.009598	$0.000055	$0.039662

(a)	Distributions paid based on 2016 record dates reflect a 366-day year, and those paid based on 2017 record dates reflect a 365-day year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: January 25, 2018	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title	Vice President, Treasurer and Chief Accounting Officer